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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 7, 2011

DUKE ENERGY CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-32853	20-2777218
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

526 South Church Street, Charlotte, North Carolina  28202

(Address of Principal Executive Offices, including Zip code)

(704) 594-6200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))

ITEM 8.01.          OTHER EVENTS

On July 7, 2011, Duke Energy Corporation, a Delaware corporation (“Duke Energy”) and Progress Energy, Inc., a North Carolina corporation (“Progress Energy”), issued a joint press release announcing that the Securities and Exchange Commission has declared effective the Registration Statement on Form S-4 concerning the agreement and plan of merger between Duke Energy and Progress Energy.  The joint proxy statement/prospectus contained in the registration statement will be mailed to Duke Energy and Progress Energy shareholders of record as of the close of business on July 5, 2011.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.          Financial Statements and Exhibits

(d)	Exhibits.
99.1	Joint Press Release, dated July 7, 2011, issued by Duke Energy Corporation and Progress Energy, Inc.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DUKE ENERGY CORPORATION

Date: July 7, 2011	By:	/s/ David S. Maltz
	Name:	David S. Maltz
	Title:	Vice President, Legal and Assistant Corporate Secretary

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EXHIBIT INDEX

Exhibit	Description
99.1	Joint Press Release, dated July 7, 2011, issued by Duke Energy Corporation and Progress Energy, Inc.